PROSPECTUS Dated                                                                                                                                            Pricing Supplement No. 13
January 17, 2006                                                                                                                                                     April 24, 2006

                                                                                   U.S. $18,000,000,000                                                                Rule 424 (b) (3)
                                                                                                                                                                               Registration Statement
                                                                     FORD MOTOR CREDIT COMPANY                                                No. 333-131062

                                                                   FLOATING RATE DEMAND NOTES

                                                                   --------------------------------------------------

                                                                                Interest Rate Per Annum
                                                                                  -------------------------------

Period            Tier One Notes        Tier Two Notes          Tier Three Notes
Beginning      Under $15,000          $15,000-$49,999          $50,000 and over
--------------     -------------------          --------------------           ----------------------
4/24/2006               5.34%                          5.49%                            5.64%